UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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FTD Companies, Inc.
(Name of Registrant as Specified In Its Charter)

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Filed by FTD Companies, Inc.

Pursuant to Rule 14a-6(b)

Under the Securities Exchange Act of 1934

Subject Company: FTD Companies, Inc.

Commission File No.: 001-35901

On December 2nd FTD Companies, Inc. issued the following press release announcing the appointment of two new executives to lead the consumer division and business integration:

FTD Companies, Inc. Announces Appointment of Two New Executives to Lead Consumer Division and Business Integration

Company Appoints President Consumer Division & Executive Vice President Business Integration

Company Remains on Track to Close Provide Commerce Acquisition by January 1, 2015

DOWNERS GROVE, Ill. — December 2, 2014 — FTD Companies, Inc. (Nasdaq: FTD) (“FTD” or the “Company”), a premier floral and gifting company, today announced the appointment of two executives in newly created roles, including Ms. Anne Saunders, President Consumer Division, and Mr. Holger Mueller, Executive Vice President Business Integration.

“We are excited to welcome Anne and Holger to our senior leadership team,” said Robert S. Apatoff, FTD President and Chief Executive Officer. “Both have tremendous experience and we expect their strategic leadership skills will help the combined FTD and Provide Commerce businesses as we expand the breadth of our brands, provide opportunities to further diversify our revenue streams and open up additional avenues for growth and innovation.”

Ms. Saunders most recently served as President of Redbox. Prior to joining Redbox, she held a number of senior management and marketing positions at various companies, including Knowledge Universe, Bank of America, Starbucks, eSociety and AT&T.  Ms. Saunders was at Starbucks during their period of rapid domestic and international growth and was named “Marketer of the Year” by Brand Week. She was the founding CEO of eSociety, a tech company with a SAS e-commerce platform used by trade associations to create B2B on-line marketplaces. While at AT&T, Ms. Saunders held senior leadership positions in the wireless, long distance and internet businesses. She currently serves on the Board of Directors of Nautilus (NYSE: NLS), and previously served as a Director of Blue Nile (NASDAQ: NILE).

Most recently, Mr. Mueller was the Executive Vice President of Business Transformation for L Brands (NYSE: LB) where he led company-wide strategic initiatives. Over his 12 years at L Brands, he held a variety of other strategic, developmental and operational executive positions. Mr. Mueller also spent time at the Boston Consulting Group, in both Toronto and Frankfurt, advising leading consumer product goods and retail industry European and North American clients.

Ms. Saunders received her MBA from Fordham University and her Bachelor’s Degree from Northwestern University. She has been elected to Northwestern’s Council of 100, which recognizes alumnae with rapid career acceleration. Mr. Mueller holds a MBA from the University of Texas at Austin. Previously, he obtained a Masters in Investment Management/Commercial Banking and Tax Accounting from the University of Mannheim in Germany.

About FTD Companies, Inc.

FTD Companies, Inc. is a premier floral and gifting company. FTD provides floral, gift and related products and services to consumers, retail florists, and other retail locations primarily in the U.S., Canada, the U.K., and the Republic of Ireland. The business uses the highly-recognized FTD® and Interflora® brands, both supported by the iconic Mercury Man logo that is displayed in nearly 40,000 floral shops in approximately 150 countries. FTD’s portfolio of brands also includes Flying Flowers, Flowers Direct, and Drake Algar in the U.K.

Cautionary Information Regarding Forward-Looking Statements

This release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, industry, financial condition, performance, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements about our strategies; statements regarding potential acquisitions, including the planned acquisition of Provide Commerce; the anticipated benefits of our separation from United Online; future financial performance, including the guidance provided under “Business Outlook”; revenues; segment metrics; operating expenses; market trends, including those in the markets in which we compete; liquidity; cash flows and uses of cash; capital expenditures; depreciation and amortization; tax payments; foreign currency exchange rates; hedging arrangements; our ability to repay indebtedness and invest in initiatives; our products and services; pricing; marketing plans; competition; settlement of legal matters; and the impact of accounting changes and other pronouncements. Potential factors that could affect these forward-looking statements include, among others, the factors disclosed in the Company’s press release issued on July 30, 2014 and the Company’s definitive proxy statement filed on November 3, 2014, relating to the planned acquisition of Provide Commerce and the factors disclosed in the Company’s other filings with the Securities and Exchange Commission (www.sec.gov), including without limitation, information under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors.” Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Reported results should not be considered an indication of future performance. Except as required by law, we undertake no obligation to publicly release the results of any revision or update to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Additional Information

In connection with the planned acquisition of Provide Commerce, FTD filed a definitive proxy statement with the Securities and Exchange Commission (SEC) on November 3, 2014. The proxy statement has been mailed to FTD stockholders to solicit the required approval of FTD stockholders in connection with the transaction. FTD stockholders are urged to read the proxy statement carefully, as it contains important information that stockholders should consider before making a decision about the transaction, including information about FTD, Provide Commerce, the proposed transaction and related matters. In addition to receiving the proxy statement from FTD in the mail, stockholders are able to obtain the proxy statement, as well as other filings containing information about FTD, without charge, at the SEC’s web site, www.sec.gov, or from FTD at its website, www.ftdcompanies.com, or FTD Companies, Inc., 3113 Woodcreek Drive, Downers Grove, IL 60515, Attention: Corporate Secretary.

Participants in Solicitation

FTD and its executive officers and directors may be deemed to be participants in the solicitation of proxies from FTD’s stockholders with respect to the proposed transaction. Information regarding any interests that FTD’s executive officers and directors may have in the transaction is set forth in the proxy statement.

Contacts

Investor Relations:
Jandy Tomy
630-724-6984
ir@ftdi.com

Media Inquiries:

Emily Bucholz

630-724-6692

pr@ftdi.com